Exhibit 10.25

FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED

SENIOR SECURED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as December 21, 2023, by and among the undersigned parties executing this Amendment as “Borrowers” (collectively, “Borrowers”), the undersigned parties executing this Amendment as “Guarantors” (collectively, “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”) and the other Lenders party hereto (collectively, the “Lenders”), and KeyBank as Administrative Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Administrative Agent, is hereinafter referred to as “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, Administrative Agent and the Lenders are parties to that certain First Amended and Restated Senior Secured Credit Agreement dated as of September 5, 2019, as amended by that certain First Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of April 30, 2021, that certain Second Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of September 29, 2021, that certain Third Amendment to First Amended and Restated Senior Secured Credit Agreement and Amendment to Unconditional Guaranty of Payment and Performance (the “Third Amendment”) dated as of December 20, 2022, and that certain Fourth Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of March 30, 2023 (as the same has been and may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Guarantors executed and delivered to Administrative Agent and Lenders that certain Unconditional Guaranty of Payment and Performance dated as of September 5, 2019, as amended by the Third Amendment (as varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);

WHEREAS, Borrowers previously exercised their the one-time right and option to extend the Maturity Date to September 5, 2024 pursuant to Section 2.11 of the Credit Agreement;

WHEREAS, Borrowers have requested that Administrative Agent and the Lenders further extend the Maturity Date until June 5, 2025 and make certain other modifications to the Credit Agreement, and Administrative Agent and the Lenders have consented to such extension and other modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.    Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2.    Amendment of the Credit Agreement. Borrowers, Administrative Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)    By deleting in its entirety the definition of “Maturity Date” appearing in Section 1.1 of the Credit Agreement and inserting in lieu thereof the following new definition: “Maturity Date”

means June 5, 2025, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

For the avoidance of any doubt, Borrowers hereby acknowledge and agree that there exists no right or option for Borrowers to further extend the Maturity Date under the Credit Agreement or any of the other Loan Documents (whether pursuant to Section 2.11 of the Credit Agreement or otherwise);

(b)    By deleting in their entirety the addresses for Administrative Agent and KeyBank appearing in Section 19(a) of the Credit Agreement and inserting in lieu thereof the following:

If to Administrative Agent or KeyBank:

KeyBank National Association

Mailcode: OH-01-51-0570

4910 Tiedeman Road

Brooklyn, Ohio 44144

Attn: Wanda Groden

Email: Wanda_S_Groden@KeyBank.com

With a copy to:

KeyBank Real Estate Capital

127 Public Square

Cleveland, Ohio 44114

Attn: Laura Conway

E-mail: Laura_Conway@KeyBank.com

and

Dentons US LLP

303 Peachtree Street, N.E., Suite 5300

Atlanta, Georgia 30308

Attn: Suneet Sidhu, Esq.

E-mail: suneet.sidhu@dentons.com

Borrowers and Guarantors hereby acknowledge and agree that the addresses set forth above shall be the addresses for Administrative Agent and KeyBank for each notice, demand, election or request provided for or permitted to be given to such Persons pursuant to the Credit Agreement or the other Loan Documents unless and until such addresses are changed or updated in accordance with the terms of such Loan Documents; and

(c)    By deleting in its entirety the address for Administrative Agent appearing in Exhibits F, G, J, K and L and inserting in lieu thereof the following new address:

KeyBank National Association

Mailcode: OH-01-51-0570

4910 Tiedeman Road

Brooklyn, Ohio 44144

Attn: Wanda Groden

Email: Wanda_S_Groden@KeyBank.com

3.    Commitments; Exiting Lender.

(a)    Borrowers and Guarantors hereby acknowledge and agree that as of the Effective Date (as hereinafter defined) and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Commitments shall be the amounts set forth on Schedule 1.1(a) attached hereto. In connection with the foregoing, (i) each Real Estate Revolving Loan Lender which is increasing its Real Estate Revolving Loan Commitment shall be issued a new Real Estate Revolving Loan Note in the principal face amount of its Real Estate Revolving Loan Commitment, which will be a “Real Estate Revolving Loan Note” under the Credit Agreement, and each such Real Estate Revolving Loan Lender will, promptly after receipt of such new Real Estate Revolving Loan Note, return to Borrower its existing Real Estate Revolving Loan Note, marked “Replaced”, and (ii) each A/R Revolving Loan Lender which is increasing its A/R Revolving Loan Commitment shall be issued a new A/R Revolving Loan Note in the principal face amount of its A/R Revolving Loan Commitment, which will be an “A/R Revolving Loan Note” under the Credit Agreement, and each such A/R Revolving Loan Lender will, promptly after receipt of such new A/R Revolving Loan Note, return to Borrower its existing A/R Revolving Loan Note, marked “Replaced.”

(b)    On the Effective Date, Banc of California, formerly known as Pacific Western Bank (the “Exiting Lender”) shall cease to be a Lender under, or a party to, the Loan Documents. Contemporaneously with the effectiveness of this Amendment, the Borrowers shall pay to the Exiting Lender all amounts due to the Exiting Lender under the Loan Documents (it being understood that (i) the outstanding principal balance of the Real Estate Revolving Loans payable to the Exiting Lender shall be paid by Administrative Agent from the advances of Real Estate Revolving Loans made by the Real Estate Revolving Loan Lenders whose Real Estate Revolving Loan Commitment Percentages are increasing and (ii) the outstanding principal balance of the A/R Revolving Loans payable to the Exiting Lender shall be paid by Administrative Agent from the advances of A/R Revolving Loans made by the A/R Revolving Loan Lenders whose A/R Revolving Loan Commitment Percentages are increasing, in each case, as more fully set forth in Section 3(c) below), and the Borrowers, Administrative Agent and the Lenders hereby consent to such payments. Upon such payment, except for those terms, conditions, and provisions, which by their express terms survive the cancellation of Commitments or the termination of any Lender’s obligations under the Loan Documents (including, without limitation, any applicable indemnification or reimbursement provisions), Exiting Lender’s Commitments under the Credit Agreement shall be reduced to $0 and terminated and Exiting Lender shall have no further rights, duties or obligations with respect to or under the Loan Documents.

(c)    On the Effective Date, (i) the outstanding principal balance of the Real Estate Revolving Loans shall be reallocated among the Real Estate Revolving Loan Lenders such that the outstanding principal amount of Real Estate Revolving Loans owed to each Real Estate Revolving Loan Lender shall be equal to such Real Estate Revolving Loan Lender’s Real Estate Revolving Loan Commitment Percentage of the outstanding principal amount of all Real Estate Revolving Loans and (ii) the outstanding principal balance of the A/R Revolving Loans shall be reallocated among the A/R Revolving Loan Lenders such that the outstanding principal amount of A/R Revolving Loans owed to each A/R Revolving Loan Lender shall be equal to such A/R Revolving Loan Lender’s A/R Revolving Loan Commitment Percentage of the outstanding principal amount of all A/R Revolving Loans. The participation interests of (X) the Real Estate Revolving Loan Lenders in Real Estate Swing Loans and Letters of Credit and (Y) the A/R Revolving Loan Lenders in A/R Swing Loans, as applicable, shall be similarly adjusted. Each of those Real Estate Revolving Loan Lenders whose Real Estate Revolving Loan Commitment Percentage is increasing shall advance the funds to Administrative Agent and the funds so advanced shall be distributed either (i) among the Real Estate Revolving Loan Lenders whose Real Estate Revolving Loan Commitment Percentage is decreasing or (ii) to the Exiting Lender for payment of any outstanding Real Estate Revolving Loans made by Exiting Lender, in each case, as necessary to accomplish the required reallocation of the outstanding principal balance of the Real Estate Revolving Loans. Each of those A/R

Revolving Loan Lenders whose A/R Revolving Loan Commitment Percentage is increasing shall advance the funds to Administrative Agent and the funds so advanced shall be distributed either (i) among the A/R Revolving Loan Lenders whose A/R Revolving Loan Commitment Percentage is decreasing or (ii) to the Exiting Lender for payment of any outstanding A/R Revolving Loans made by Exiting Lender, in each case, as necessary to accomplish the required reallocation of the outstanding principal balance of the A/R Revolving Loans.

4.    References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

5.    Consent and Acknowledgment of Borrowers and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrowers and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrowers and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of any Borrower’s or any Guarantor’s obligations under the Loan Documents.

6.    Representations. Borrowers and Guarantors represent and warrant to Administrative Agent and the Lenders as follows:

(a)    Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrowers and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of such Person, (v) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of any material agreement or other instrument binding upon, such Person or any of its properties, and (vi) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person other than the liens and encumbrances in favor of Administrative Agent contemplated by the Credit Agreement and the other Loan Documents.

(b)    Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which any of Borrowers or Guarantors is a party are the valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)    Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and delivered to Administrative Agent.

(d)    Reaffirmation. Borrowers and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by such Persons in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date. The representations and warranties made by Borrowers, Guarantors or their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith or after the date of the Credit Agreement were true and correct in all material respects when made and are true and correct in all material respects as of the hereof, except to the extent of changes in the facts and circumstances after the date such representation and warranty was made that resulted from actions or inactions not prohibited by the Credit Agreement (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

(e)    No Default. By execution hereof, Borrowers and Guarantors certify that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

7.    Waiver of Claims. Borrowers and Guarantors acknowledge, represent and agree that such Persons as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Administrative Agent or any Lender, or any past or present officers, agents or employees of Administrative Agent or any Lender, and each of Borrowers and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

8.    Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrowers and Guarantors under the Loan Documents.

9.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

10.    Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. This Amendment shall constitute a Loan Document.

11.    Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by Administrative Agent of the satisfaction of the following conditions:

(a)    Execution and delivery of this Amendment by Borrowers, Guarantors, Administrative Agent, the Lenders and the Exiting Lender;

(b)    the delivery to Administrative Agent of such opinions of counsel to the Borrowers and the Guarantors addressed to Administrative Agent and the Lenders covering such matters as Administrative Agent may reasonably request;

(c)    the delivery to Administrative Agent of (i) a Real Estate Revolving Loan Note duly executed by the Borrowers in favor of each Real Estate Revolving Loan Lender whose Real Estate Revolving Loan Commitment is increasing in the amount set forth next to such Real Estate Revolving Loan Lender’s name on Schedule 1.1(a) attached hereto, and (ii) an A/R Revolving Loan Note duly executed by the Borrowers in favor of each A/R Revolving Loan Lender whose A/R Revolving Loan Commitment is increasing in the amount set forth next to such A/R Revolving Loan Lender’s name on Schedule 1.1(a) attached hereto;

(d)    receipt by Administrative Agent of evidence that the Borrowers shall have paid all fees due and payable with respect to this Amendment;

(e)    Receipt by Administrative Agent of (i) a Real Estate Borrowing Base Certificate, an A/R Borrowing Base Certificate and (iii) a Compliance Certificate evidencing compliance with the covenants described in §9 of the Credit Agreement and the other covenants described in such Compliance Certificate, in each case, after giving effect to this Amendment, calculated in good faith based on the pro forma consolidated financial statements of Trilogy Investors and its Subsidiaries for the calendar quarter ended September 30, 2023; and

(f)    Receipt by Administrative Agent of such other resolutions, certificates, documents, lien searches, title updates and endorsements, instruments and agreements as Administrative Agent may reasonably request on or prior to the date of this Amendment.

12.    Fees and Expenses. Borrowers will pay the reasonable fees and expenses of Administrative Agent in connection with this Amendment and the transactions contemplated hereby in accordance with Section 15 of the Credit Agreement.

13.    Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, each Borrower and Guarantor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of Administrative Agent or the Lenders and any of the Borrowers or

Guarantors, electronic images of this Amendment or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.

[CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment as of the day and year first above written.

BORROWERS:

PARAGON OUTPATIENT REHABILITATION
SERVICES, LLC, an Indiana limited liability company
PCA-CORRECTIONS, LLC, a Kentucky limited liability company
TRILOGY HEALTHCARE OF ALLEN II, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF BATTLE CREEK, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF COLUMBUS, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF COMMERCE, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF CORYDON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF CYNTHIANA, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF FAYETTE III, LLC, a Kentucky limited liability company
TRILOGY HEALTHCARE OF GLEN RIDGE, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF HAMILTON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF HENRY, LLC, an Indiana limited liability company
TRILOGY HEALTHCARE OF HENRY II, LLC, an Indiana limited liability company
TRILOGY HEALTHCARE OF HURON, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

TRILOGY HEALTHCARE OF LIVINGSTON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE EAST, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE
NORTHEAST, LLC, a Kentucky limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE
SOUTHWEST, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOWELL, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF MONTGOMERY, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF MUSKINGUM, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF NEW ALBANY, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF NORTH BALTIMORE, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF PUTNAM II, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF PUTNAM III, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF SEYMOUR, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF VANDERBURGH, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF VIGO, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF WOOD COUNTY
SUCCESSOR, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

TRILOGY NUSCRIPTRX, LLC, a Delaware limited liability company
TRILOGY PCA HOLDINGS, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE COLUMBUS, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE CYNTHIANA, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HARRISON, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HOWELL, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HURON, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY III, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY V, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE NEW ALBANY, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE NORTHPOINTE, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OAKLAND, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OF BATTLE CREEK, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OHIO, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE PUTNAM II, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OF SEYMOUR, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE VIGO, LLC, a Delaware limited liability company
TRILOGY REHAB SERVICES, LLC, a Delaware limited liability company
TRILOGY RER, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

TRILOGY REAL ESTATE FOREST SPRINGS, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE MADISON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OPERATIONS OF MADISON, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HURON II, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE MONTGOMERY, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE LOWELL, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE CORYDON, LLC, a Delaware limited liability company
LCS AVON LLC, an Iowa limited liability company
RHS PARTNERS OF BLOOMINGTON, LLC, a Delaware limited liability company
RHS PARTNERS OF CARMEL, LLC, a Delaware limited liability company
LCS CRAWFORDSVILLE LLC, an Iowa limited liability company
RHS PARTNERS OF ARLINGTON, LLC, a Delaware limited liability company
RHS PARTNERS OF CASTLETON, LLC, a Delaware limited liability company
LCS KOKOMO LLC, an Iowa limited liability company
RHS PARTNERS OF LAFAYETTE, LLC, a Delaware limited liability company
RHS PARTNERS OF RICHMOND, LLC, a Delaware limited liability company
LCS SOUTH BEND LLC, an Iowa limited liability company
RHS PARTNERS OF TERRE HAUTE, LLC, a Delaware limited liability company
LCS WABASH LLC, an Iowa limited liability company
LCS WESTFIELD LLC, an Iowa limited liability company
TRILOGY HEALTHCARE OF MONTGOMERY II, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

GUARANTORS:

TRILOGY INVESTORS, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	SVP, Treasurer and Assistant Secretary

TRILOGY HEALTHCARE HOLDINGS, INC., a Delaware corporation

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	SVP, Treasurer and Assistant Secretary

TRILOGY PRO SERVICES, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	SVP, Treasurer and Assistant Secretary

TRILOGY OPCO, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name:	Gregory A. Conner
Title:	SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By:	/s/ Laura Conway
	Name:	Laura Conway
	Title:	Senior Vice President

FIRST-CITIZENS BANK & TRUST COMPANY (Successor-By-Merger to CIT Bank, N.A.), as a Lender

By:	/s/ Jason T. Sylvester
	Name:	Jason T. Sylvester
	Title:	Director

REGIONS BANK, as a Lender

By:	/s/ John E. Boulder
	Name:	John E. Boulder
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ H. Hope Walker
	Name:	H. Hope Walker
	Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Stephen Everhard
	Name:	Stephen Everhard
	Title:	Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

SYNOVUS BANK, as a Lender

By:	/s/ Kathryn H. Buchanan
Name: Kathryn H. Buchanan
Title: Managing Director

CIBC BANK USA, as a Lender

By:	/s/ Michael Velazquez
Name: Michael Velazquez
Title: Managing Director

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Christoper Rollmann
Name: Christoper Rollmann
Title: Senior Vice President

BMO BANK N.A., successor in interest to Bank Of The West, as a Lender

By:	/s/ Adam Shifrin
Name: Adam Shifrin
Title: Director

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

Banc of California, formerly known as Pacific Western Bank, joins in the execution of this Amendment solely for the purposes of acknowledging that as of the Effective Date it will cease to be a party to the Loan Documents as provided in Section 3 of this Amendment.

BANC OF CALIFORNIA, PACIFIC WESTERN BANK, a California state chartered bank, as a Lender

By:	/s/ Brian Petronis
Name: Brian Petronis
Title: SVP, Portfolio Manager

Signature Page to Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

SCHEDULE 1.1(a)

LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES

Name and Address	A/R Revolving Loan Commitment	A/R Revolving Loan Commitment Percentage	Real Estate Revolving Loan Commitment	Real Estate Revolving Loan Commitment Percentage	Total Commitment	Total Commitment Percentage
KeyBank National Association Applicable Lending Office: KeyBank National Association Mailcode: OH-01-51-0570 4910 Tiedeman Road Brooklyn, Ohio 44144 Attn: Wanda Groden Notices: See Section 19	$6,475,000.00	18.500000000000%	$67,525,000.00	18.500000000000%	$74,000,000.00	18.500000000000%
Regions Bank Applicable Lending Office: Regions Bank One Indiana Square Indianapolis, Indiana 46204 Attn: Jack Boudler Notices: See Section 19	$5,425,000.00	15.500000000000%	$56,575,000.00	15.500000000000%	$62,000,000.00	15.500000000000%

Schedule 1.1(a) – Page 1

Name and Address	A/R Revolving Loan Commitment	A/R Revolving Loan Commitment Percentage	Real Estate Revolving Loan Commitment	Real Estate Revolving Loan Commitment Percentage	Total Commitment	Total Commitment Percentage
The Huntington National Bank Applicable Lending Office: The Huntington National Bank 10200 Forest Green Boulevard, Suite 112 Louisville, Kentucky 40223 Attn: Michael Kinnick Notices: See Section 19	$4,375,000.00	12.500000000000%	$45,625,000.00	12.500000000000%	$50,000,000.00	12.500000000000%
Bank of America, N.A. Applicable Lending Office: Bank of America, N.A. 222 2nd Ave. S., Suite 2440 Nashville, Tennessee 37201 Attn: Hope Walker Notices: See Section 19	$4,375,000.00	12.500000000000%	$45,625,000.00	12.500000000000%	$50,000,000.00	12.500000000000%
CIBC Bank USA Applicable Lending Office: CIBC Bank USA 120 S. LaSalle Street Chicago, Illinois 60603 Attn: Michael Velazquez Notices: See Section 19	$3,412,500.00	9.750000000000%	$35,587,500.00	9.750000000000%	$39,000,000.00	9.750000000000%

Schedule 1.1(a) – Page 2

Name and Address	A/R Revolving Loan Commitment	A/R Revolving Loan Commitment Percentage	Real Estate Revolving Loan Commitment	Real Estate Revolving Loan Commitment Percentage	Total Commitment	Total Commitment Percentage
First-Citizens Bank & Trust Company (Successor-By- Merger to CIT Bank, N.A.) Applicable Lending Office: First-Citizens Bank & Trust Company 11 w. 42ND Street, 12th Floor New York, New York 10036 Attn: Thomas Gatsios Notices: See Section 19	$3,062,500.00	8.750000000000%	$31,937,500.00	8.750000000000%	$35,000,000.00	8.750000000000%
Synovus Bank Applicable Lending Office: Synovus Financial Corporation 800 Shades Creek Parkway, Suite 325 Birmingham, Alabama 35209 Attn: Kathyrn H. Buchanan Notices: See Section 19	$3,062,500.00	8.750000000000%	$31,937,500.00	8.750000000000%	$35,000,000.00	8.750000000000%
BOKF, NA dba Bank of Oklahoma Applicable Lending Office: BOKF One Williams Center, 8th Floor Tulsa, Oklahoma 74172 Attn: Chris Rollman Notices: See Section 19	$3,062,500.00	8.750000000000%	$31,937,500.00	8.750000000000%	$35,000,000.00	8.750000000000%

Schedule 1.1(a) – Page 3

Name and Address	A/R Revolving Loan Commitment	A/R Revolving Loan Commitment Percentage		Real Estate Revolving Loan Commitment	Real Estate Revolving Loan Commitment Percentage		Total Commitment	Total Commitment Percentage
BMO Bank N.A. (successor in interest to Bank of the West) Applicable Lending Office: Bank of the West 2527 Camino Ramon San Ramon, California 94583 Attn: Adam Shifrin Notices: See Section 19	$1,750,000.00	5.000000000000%		$18,250,000.00	5.000000000000%		$20,000,000.00	5.000000000000%

TOTAL	$35,000,000.00	100	%*	$365,000,000.00	100	%*	$400,000,000.00	100	%*

*	Percentages may not equal 100% due to rounding.

Schedule 1.1(a) – Page 4